SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                         ------------------------

                               FORM 8-K

                            CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 31, 2000


                 FORD CREDIT AUTO OWNER TRUST Series 2000-A and
                    FORD CREDIT AUTO OWNER TRUST Series 2000-B
              (Ford Credit Auto Receivables Two L.P. - Originator)
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                       333-82895             38-3295857
--------                       ---------             ----------
(State or other juris-   (Commission File Number) (IRS Employer
diction of incorporation                             I.D. No.)



One American Road, Dearborn, Michigan            48121
----------------------------------------       ----------
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code  313-322-3000

Item 5.  Other Events

     The Monthly Servicing Report relating to the Ford Credit Auto Owner Trust Series 2000-A and 2000-B for the Collection Period ended May 31, 2000, are attached hereto as Exhibits 19.1 and 19.2, respectively, and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                     EXHIBITS
Designation          Description                             Method of
                                                             Filing
-----------          ------------                            ----------------
Exhibit 19.1        Ford Credit Auto Owner                   Filed with
                    Trust Series 2000-A                      this Report.
                    Servicing Report for the
                    Collection Period ended
                    May 31, 2000.

Exhibit 19.2        Ford Credit Auto Owner                   Filed with
                    Trust Series 2000-B                      this Report.
                    Servicing Report for the
                    Collection Period ended
                    May 31, 2000.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                    Ford Credit Auto Receivables Two L.P.
                                                (Registrant)

                                    By:  Ford Credit Auto Receivables
                                         Two, Inc., General Partner


Date:  June 12, 2000               By:/s/R. P. Conrad
                                    ---------------------------------
                                    Assistant Secretary

                               EXHIBIT INDEX


Designation                 Description
-----------                 -----------
Exhibit 19.1                Ford Credit Auto Owner
                            Trust Series 2000-A
                            Servicing Report for the
                            Collection Period ended
                            May 31, 2000.

Exhibit 19.2                Ford Credit Auto Owner
                            Trust Series 2000-B
                            Servicing Report for the
                            Collection Period ended
                            May 31, 2000.

                                                                   Exhibit 19.1


                                Ford Motor Credit Company
                           Ford Credit Auto Owner Trust 2000-A
                                Monthly Servicing Report

       Collection Period                                              May, 2000
       Distribution Date                                                6/15/00

                                                                  Dollar Amount
       Total Portfolio                                      $  3,000,003,021.67
       Total Securities                                        2,891,060,000.00
       Class A-1 Notes                                           155,000,000.00
       Class A-2 Notes                                           377,000,000.00
       Class A-3 Notes                                         1,000,000,000.00
       Class A-4 Notes                                           975,000,000.00
       Class A-5 Notes                                           171,480,000.00
       Class B Notes                                              99,200,000.00
       Class C Certificates                                       56,690,000.00
       Class D Certificates                                       56,690,000.00

       I. COLLECTIONS
       Interest:
       Simple Interest Receivables Interest
            Interest Collections                            $     15,692,149.07
            Repurchased Loan Proceeds Related to Interest              9,969.91
                 Total Simple Interest Receivables Interest       15,702,118.98
       Pre Computed Receivables Interest Collections                  32,740.78
                 Total Interest Collections                       15,734,859.76

       Servicer Advances:
            Simple Interest Servicer Advances               $      2,195,707.47
            Precomputed Servicer Advances - Principal                 11,176.97
            Precomputed Servicer Advances - Interest                   3,505.71
                 Total Servicer Advances                           2,210,390.15

       Principal:
       Simple Interest Receivables Principal
            Principal Collections                           $     64,451,196.12
            Prepayments in Full                                   30,617,774.99
            Repurchased Loan Proceeds Related to Principal           853,204.94
                 Total Simple Interest Receivables Principal 95,922,176.05 Pre Computed Receivables Principal
            Principal Collections                           $        119,740.01
            Prepayments in Full                                       49,479.17
            Prepayments in Full Due to Administrative Repurchases          0.00
            Payahead Draws                                             4,888.54
                 Total Pre Computed Receivables Principal            174,107.72
       Liquidation Proceeds                                           95,782.39
       Recoveries from Prior Month Charge-Offs                         1,135.26
                 Total Principal Collections                      96,193,201.42
       Principal Losses for Collection Period                        252,191.54
                 Total Regular Principal Reduction                96,359,652.28

       Total Collections                                    $    114,138,451.33

                                                                         Amount
                                                                     Per $1,000
                                                                    of Original
       II. DISTRIBUTIONS                                     Amount   Principal
       Total Collections                           $ 114,138,451.33  $    39.48
       Reserve Account Release                                 0.00        0.00
       Reserve Account Draw                                    0.00        0.00
       Total Available for Distribution              114,138,451.33       39.48

       Servicing Fee:
       Servicing Fee Due                           $   2,349,006.68  $     0.81
       Servicing Fee Paid                              2,349,006.68        0.81
       Servicing Fee Shortfall                                 0.00        0.00

       Interest:
       Class A-1 Notes Monthly Interest
            Class A-1 Notes Monthly Interest Due   $           0.00  $     0.00
            Class A-1 Notes Monthly Interest Paid              0.00        0.00
            Class A-1 Notes Monthly Interest Shortfall         0.00        0.00
            Class A-1 Notes Interest Carryover Shortfall       0.00        0.00
            Chg in Class A-1 Notes Int. Carryover Shortfall    0.00        0.00

       Class A-2 Notes Monthly Interest
            Class A-2 Notes Monthly Interest Due   $   1,847,193.43  $     4.90
            Class A-2 Notes Monthly Interest Paid      1,847,193.43        4.90
            Class A-2 Notes Monthly Interest Shortfall         0.00        0.00
            Class A-2 Notes Interest Carryover Shortfall       0.00        0.00
            Chg in Class A-2 Notes Int. Carryover Shortfall    0.00        0.00

       Class A-3 Notes Monthly Interest
            Class A-3 Notes Monthly Interest Due   $   5,683,333.33  $     5.68
            Class A-3 Notes Monthly Interest Paid      5,683,333.33        5.68
            Class A-3 Notes Monthly Interest Shortfall         0.00        0.00
            Class A-3 Notes Interest Carryover Shortfall       0.00        0.00
            Chg in Class A-3 Notes Int. Carryover Shortfall    0.00        0.00

       Class A-4 Notes Monthly Interest
            Class A-4 Notes Monthly Interest Due   $   5,760,625.00  $     5.91
            Class A-4 Notes Monthly Interest Paid      5,760,625.00        5.91
            Class A-4 Notes Monthly Interest Shortfall         0.00        0.00
            Class A-4 Notes Interest Carryover Shortfall       0.00        0.00
            Chg in Class A-4 Notes Int. Carryover Shortfall    0.00        0.00

       Class A-5 Notes Monthly Interest
            Class A-5 Notes Monthly Interest Due   $   1,027,451.00  $     5.99
            Class A-5 Notes Monthly Interest Paid      1,027,451.00        5.99
            Class A-5 Notes Monthly Interest Shortfall         0.00        0.00
            Class A-5 Notes Interest Carryover Shortfall       0.00        0.00
            Chg in Class A-5 Notes Int. Carryover Shortfall    0.00        0.00

       Class B Notes Monthly Interest
            Class B Notes Monthly Interest Due     $     609,253.33  $     6.14
            Class B Notes Monthly Interest Paid          609,253.33        6.14
            Class B Notes Monthly Interest Shortfall           0.00        0.00
            Class B Notes Interest Carryover Shortfall         0.00        0.00
            Chg in Class B Notes Int. Carryover Shortfall      0.00        0.00

       Total Note Monthly Interest
            Total Note Monthly Interest Due        $  14,927,856.09  $     5.37
            Total Note Monthly Interest Paid          14,927,856.09        5.37
            Total Note Monthly Interest Shortfall              0.00        0.00
            Total Note Interest Carryover Shortfall            0.00        0.00
            Chg in Total Note Int. Carryover Shortfall         0.00        0.00

       Class C Certificates Monthly Interest
            Class C Cert. Monthly Interest Due     $     366,122.92  $     6.46
            Class C Cert. Monthly Interest Paid          366,122.92        6.46
            Class C Cert. Monthly Interest Shortfall           0.00        0.00
            Class C Cert. Interest Carryover Shortfall         0.00        0.00
            Chg in Class C Cert. Int. Carryover Shortfall      0.00        0.00

       Class D Certificates Monthly Interest
            Class D Cert. Monthly Interest Due     $     425,175.00  $     7.50
            Class D Cert. Monthly Interest Paid          425,175.00        7.50
            Class D Cert. Monthly Interest Shortfall           0.00        0.00
            Class D Cert. Interest Carryover Shortfall         0.00        0.00
            Chg in Class D Cert. Int. Carryover Shortfall      0.00        0.00

       Total Note and Certificate Monthly Interest
            Total Note and Cert. Mthly Int. Due    $  15,719,154.01  $     5.44
            Total Note and Cert. Mthly Int. Paid      15,719,154.01        5.44
            Total Note and Cert. Mthly Int. Shortfall          0.00        0.00
            Total Note and Cert. Int. Carryover Shortfall      0.00        0.00
            Change in Total Note and Certificate Interest
                 Carryover Shortfall               $           0.00  $     0.00

       Total Available for Principal Distribution  $  96,070,290.64

       Principal:
       Principal Distribution Amounts
            First Priority Distribution Amount     $           0.00  $     0.00
            Second Priority Distribution Amount       14,009,311.78        4.85
            Regular Principal Distribution Amount    331,032,968.66      114.50
                 Principal Distribution Amount       345,042,280.44      119.35

       Principal Distribution Amounts Paid
            Class A-1 Notes Monthly Principal Paid $           0.00  $     0.00
            Class A-2 Notes Monthly Principal Paid    96,070,290.64      254.83
            Class A-3 Notes Monthly Principal Paid             0.00        0.00
            Class A-4 Notes Monthly Principal Paid             0.00        0.00
            Class A-5 Notes Monthly Principal Paid             0.00        0.00
            Class B Notes Monthly Principal Paid               0.00        0.00
                 Total Note Principal Paid            96,070,290.64       34.59

            Class C Cert. Monthly Principal Paid   $           0.00  $     0.00
            Class D Cert. Monthly Principal Paid               0.00        0.00
                 Total Monthly Principal Paid         96,070,290.64       33.23

       Collections Released to Servicer            $           0.00

       Total Available for Distribution            $ 114,138,451.33
       Total Distributions (incl. Servicing Fee)   $ 114,138,451.33

       III. POOL BALANCE AND PORTFOLIO INFORMATION
       Balances and Pool Factors:                  Beginning             Ending
            Aggregate Balance of Notes   $  2,590,722,280.44 $ 2,494,651,989.80
            Note Pool Factor                       0.9326929          0.8981063
            Class A-1 Notes Balance                     0.00               0.00
            Class A-1 Notes Pool Factor            0.0000000          0.0000000
            Class A-2 Notes Balance           345,042,280.44     248,971,989.80
            Class A-2 Notes Pool Factor            0.9152315          0.6604032
            Class A-3 Notes Balance         1,000,000,000.00   1,000,000,000.00
            Class A-3 Notes Pool Factor            1.0000000          1.0000000
            Class A-4 Notes Balance           975,000,000.00     975,000,000.00
            Class A-4 Notes Pool Factor            1.0000000          1.0000000
            Class A-5 Notes Balance           171,480,000.00     171,480,000.00
            Class A-5 Notes Pool Factor            1.0000000          1.0000000
            Class B Notes Balance              99,200,000.00      99,200,000.00
            Class B Notes Pool Factor              1.0000000          1.0000000
            Class C Certificates Balance       56,690,000.00      56,690,000.00
            Class C Certificates Pool Factor       1.0000000          1.0000000
            Class D Certificates Balance       56,690,000.00      56,690,000.00
            Class D Certificates Pool Factor       1.0000000          1.0000000
            Total Note and Cert. Balance    2,704,102,280.44   2,608,031,989.80
       Portfolio Information:
            Wtd Average Coupon (WAC)                    7.61%              7.61%
            Wtd Average Remaining Maturity (WAM)       44.71              43.81
            Remaining Number of Receivables          206,673            203,744
            Portfolio Receivable Balance $  2,818,808,017.91 $ 2,722,448,365.63

       IV. OVERCOLLATERALIZATION INFORMATION
       Specified Overcollateralization Amount               $     12,224,468.55
       Specified Credit Enhancement Amount                        27,224,483.66
       Yield Supplement Overcollateralization Amount             145,735,396.97
       Target Level of Overcollateralization                     157,959,865.52

       V. RECONCILIATION OF RESERVE ACCOUNT
       Beginning Reserve Account Balance                    $     15,000,015.11
       Specified Reserve Account Balance                          15,000,015.11
            Reserve Release Amount                                         0.00
       Reserve Account Draws                                               0.00
            Interim Reserve Account Balance                       15,000,015.11
       Reserve Account Deposits Made                                       0.00
       Ending Reserve Account Balance                             15,000,015.11
       Change in Reserve Account Balance                                   0.00

       VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
       Liquidated Contracts:
            Liquidation Proceeds                            $         95,782.39
            Recoveries from Prior Month Charge-Offs                    1,135.26
       Total Losses for Collection Period                            337,396.64
       Charge-off Rate for Collection Period (annualized)                  0.10%
       Cumulative Net Losses for all Periods
       Delinquent Receivables:
            31-60 Days Delinquent                           $     11,129,857.84
            61-90 Days Delinquent                                    982,820.93
            91-120 Days Delinquent                                    66,264.06
            Over 120 Days Delinquent                                  24,347.36
       Repossesion Inventory                                $        866,999.50

       Ratio of Net Losses to the Average Pool Balance:
            Second Preceding Collection Period                           0.0330%
            Preceding Collection Period                                  0.0411%
            Current Collection Period                                    0.1042%
            Three Month Average                                          0.0594%
       Ratio of 60+ Delinquent Contracts to Outstanding Receivables
            Second Preceding Collection Period                           0.0014%
            Preceding Collection Period                                  0.0039%
            Current Collection Period                                    0.0402%
            Three Month Average                                          0.0152%

                                                                   Exhibit 19.2




                               Ford Motor Credit Company
                          Ford Credit Auto Owner Trust 2000-B
                              Monthly Servicing Report
     Collection Period                                                  May2000
     Distribution Date                                                  6/15/00
                                                    Targeted
                                                   Scheduled
     Original Issuance                             Dist Date      Dollar Amount
     A1 Asset Backed Notes                          10/15/00     470,000,000.00
     A2 Asset Backed Notes                           4/15/01     388,000,000.00
     A3 Asset Backed Notes                          10/15/01     321,500,000.00
     A4 Asset Backed Notes                           4/15/02     249,000,000.00
     A5 Asset Backed Notes                          10/15/02     181,880,000.00
     B Asset Backed Notes                                         76,260,000.00
     C Asset Backed Certificates                                  43,580,000.00
     D Asset Backed Certificates                                  43,580,000.00
     Variable Pay Term Note 1                                    448,620,000.00

     Total Original Securities Issued                          2,222,420,000.00


     I. COLLECTIONS                                                       TOTAL
     Interest
     Simple Interest Receivables Interest
     Interest Collections                                        $12,819,333.59
     Repurchased Loan Proceeds Related to Interest                     7,693.62
     Total Simple Interest Receivables Interest                  $12,827,027.21

     Precomputed Receivables Interest Collections                     25,648.64
     Total Interest Collections                                  $12,852,675.85

     Servicer Advances:
     Simple Interest Servicer Advances                            $1,801,263.60
     Precomputed Servicer Advances - Principal                         9,590.66
     Precomputed Servicer Advances - Interest                          2,755.46
     Total Servicer Advances                                      $1,813,609.72

     Principal:
     Simple Interest Receivables Principal
     Principal Collections                                       $48,982,904.80
     Prepayments in Full                                          25,477,799.62
     Repurchased Loan Proceeds Related to Principal                1,069,140.18
     Total Simple Interest Receivables Principal                 $75,529,844.60

     Precomputed Receivables Principal
     Principal Collections                                           $85,123.25
     Prepayments in Full                                              72,759.38
     Prepayments in Full due to Admin Repurchases                          0.00
     Payahead Draws                                                    1,402.53
     Total Precomputed Receivables Principal                        $159,285.16


     Liquidation Proceeds                                            $37,889.39
     Recoveries from Prior Month Charge-Offs                             862.50
     Total Principal Collections                                 $75,727,881.65
     Principal Losses for Collection Period                          114,412.13
     Total Regular Principal Reduction                           $75,813,132.55


     Total Collections                                           $90,394,167.22

                                                                     Amount Per
                                                             $1,000 of Original
                                                      Amount          Principal
     II. DISTRIBUTIONS
     Total Collections                        $90,394,167.22
     Net Swap Receipt                                   0.00
     Reserve Account Draw                               0.00
     Reserve Account Release                            0.00
     VPTN Issuance Proceeds                             0.00
     Accumulation Account Draw                          0.00
     Total Avail for Distribution
       to Note and Certificate holders        $90,394,167.22

     Servicing Fee:                            $1,864,945.36
     Servicing Fee Due                          1,864,945.36
     Servicing Fee Paid                                 0.00
     Servicing Fee Shortfall

                                                  $86,676.18
     Net Swap Payment


     Class A1 Asset Backed Notes
       Monthly Interest Due                    $2,581,083.33              $5.49
       Monthly Interest Paid                    2,581,083.33               5.49
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00


     Class A2 Asset Backed Notes
       Monthly Interest Due                    $2,205,133.33              $5.68
       Monthly Interest Paid                    2,205,133.33               5.68
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00


     Class A3 Asset Backed Notes
       Monthly Interest Due                    $1,867,379.17              $5.81
       Monthly Interest Paid                    1,867,379.17               5.81
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00


     Class A4 Asset Backed Notes
       Monthly Interest Due                    $1,458,725.00              $5.86
       Monthly Interest Paid                    1,458,725.00               5.86
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00

                                                                     Amount Per
                                                             $1,000 of Original
                                                      Amount          Principal
     Class A5 Asset Backed Notes
       Monthly Interest Due                    $1,071,576.33              $5.89
       Monthly Interest Paid                    1,071,576.33               5.89
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00


     Class B Asset Backed Notes
       Monthly Interest Due                      $465,186.00              $6.10
       Monthly Interest Paid                      465,186.00               6.10
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00


     Class C Asset Backed Certificates
       Monthly Interest Due                      $279,638.33              $6.42
       Monthly Interest Paid                      279,638.33               6.42
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00


     Class D Asset Backed Certificates
       Monthly Interest Due                      $326,850.00              $7.50
       Monthly Interest Paid                      326,850.00               7.50
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00


     Class Variable Pay Term Note 1
       Monthly Interest Due                    $2,174,218.07              $4.85
       Monthly Interest Paid                    2,174,218.07               4.85
       Monthly Interest Shortfall                       0.00               0.00
       Interest Carryover Shortfall                     0.00               0.00
       Change in Interest Carryover Shortfall           0.00               0.00


     Total Note Monthly Interest
      Monthly Interest Due                    $11,823,301.23              $5.54
      Monthly Interest Paid                    11,823,301.23               5.54
      Monthly Interest Shortfall                        0.00               0.00
      Interest Carryover Shortfall                      0.00               0.00
      Change in Interest Carryover Shortfall            0.00               0.00


     Total Note and Certificate Monthly Interest
      Monthly Interest Due                    $12,429,789.56              $5.59
      Monthly Interest Paid                    12,429,789.56               5.59
      Monthly Interest Shortfall                        0.00               0.00
      Interest Carryover Shortfall                      0.00               0.00
      Change in Interest Carryover Shortfall            0.00               0.00

     Principal:
     Principal Distribution Amounts
     First Priority Distribution Amount                $0.00
     Second Priority Distribution Amount       20,124,300.88
     Regular Principal Distribution Amount     97,281,125.40
     Principal Distribution Amount           $117,405,426.28
                                                              Amount Per $1,000
     Principal Distribution Amounts Paid              Amount  of Orig Principal
     A1 Asset Backed Notes Prin Paid                   $0.00              $0.00
     A2 Asset Backed Notes Prin Paid                   $0.00              $0.00
     A3 Asset Backed Notes Prin Paid                   $0.00              $0.00
     A4 Asset Backed Notes Prin Paid                   $0.00              $0.00
     A5 Asset Backed Notes Prin Paid                   $0.00              $0.00
     B Asset Backed Notes Prin Paid                    $0.00              $0.00
     C Asset Backed Certificates Prin Paid             $0.00              $0.00
     D Asset Backed Certificates Prin Paid             $0.00              $0.00
     Variable Pay Term Note 1 Prin Paid       $76,012,756.12            $169.44


     Total Note Principal Paid                $76,012,756.12             $35.60
     Total Note and Certificate Prin Paid     $76,012,756.12             $34.20

     Deposit to Reserve                                $0.00
     Collections Released to Servicer                  $0.00
     Deposit to Accumulation Account                   $0.00



   III. POOL BALANCE AND PORTFOLIO INFORMATION   Beginning             Ending
   Balances and Pool Factors:
   A1 Asset Backed Notes Balance           $470,000,000.00    $470,000,000.00
   A1 Asset Backed Notes Pool Factor             1.0000000          1.0000000
   A2 Asset Backed Notes Balance           $388,000,000.00    $388,000,000.00
   A2 Asset Backed Notes Pool Factor             1.0000000          1.0000000
   A3 Asset Backed Notes Balance           $321,500,000.00    $321,500,000.00
   A3 Asset Backed Notes Pool Factor             1.0000000          1.0000000
   A4 Asset Backed Notes Balance           $249,000,000.00    $249,000,000.00
   A4 Asset Backed Notes Pool Factor             1.0000000          1.0000000
   A5 Asset Backed Notes Balance           $181,880,000.00    $181,880,000.00
   A5 Asset Backed Notes Pool Factor             1.0000000          1.0000000
   B Asset Backed Notes Balance             $76,260,000.00     $76,260,000.00
   B Asset Backed Notes Pool Factor              1.0000000          1.0000000
   C Asset Backed Certificates Balance      $43,580,000.00     $43,580,000.00
   C Asset Backed Certificates Pool Factor       1.0000000          1.0000000
   D Asset Backed Certificates Balance      $43,580,000.00     $43,580,000.00
   D Asset Backed Certificates Pool Factor       1.0000000          1.0000000
   Variable Pay Term Note 1 Balance        $384,197,278.07    $308,184,521.95
   Variable Pay Term Note 1 Pool Factor          0.8563980          0.6869612

   Aggregate Balance of Notes            $2,070,837,278.07  $1,994,824,521.95
   Note Pool Factor                              0.9698291          0.9342303
   Total Note and Certificate Balance    $2,081,984,521.95  $2,081,984,521.95


   Portfolio Information:
   Weighted Average Coupon (WAC)                      7.83%              7.83%
   Weighted Average Remaining Maturity (WAM)         45.88              44.98
   Number of Contracts                             159,219            156,933
   Portfolio Receivable Balance          $2,237,934,431.97  $2,162,121,299.42

                                                                  Dollar Amount
     IV. OVERCOLLATERALIZATION INFORMATION
     Specified Overcollateralization Amount                      $10,121,125.40
     Specified Credit Enhancement Amount                         $21,621,212.99
     Yield Supplement Overcollateralization Amount              $111,408,322.23
     Target Level of Overcollateralization                      $121,529,447.63

     V. RECONCILIATION OF RESERVE ACCOUNT
     Beginning Reserve Account Balance                           $11,500,087.59
     Specified Reserve Account Balance                            11,500,087.59
     Reserve Release Amount                                                0.00
     Reserve Account Draws                                                 0.00
     Reserve Account Deposits Made                                         0.00
     Ending Reserve Account Balance                              $11,500,087.59
     Change in Reserve Account Balance                                    $0.00

     VI. RECONCILIATION OF ACCUMULATION ACCOUNT
     Beginning Accumulation Account Balance                               $0.00
     Deposit to Accumulation Account                                       0.00
     Release of Accumulated Balance                                        0.00
     Ending Accumulation Account Balance                                  $0.00

     VII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
     Liquidated Contracts:
     Liquidation Proceeds                                            $37,889.39
     Recoveries from Prior Month Charge-Offs                            $862.50
     Total Losses for Collection Period                             $171,075.96
     Charge-off Rate for Collection Period (annualized)                    0.07%
     Cumulative Net Losses for all Periods                          $170,540.19

     Delinquent Receivables
     31-60 Days Delinquent                                        $9,857,679.55
     61-90 Days Delinquent                                          $126,872.05
     91-120 Days Delinquent                                               $0.00
     Over 120 Days Delinquent                                        $29,340.68
     Repossesion Inventory                                          $306,941.05

     Ratio of Net Losses to the Average Pool Balance:
     Second Preceding Collection Period                                   0.000%
     Preceding Collection Period                                          0.020%
     Current Collection Period                                            0.072%
     Three Month Average                                                  0.031%

     Ratio of 60+ Delinq Contracts to O/S Receivables:
     Second Preceding Collection Period                                   0.000%
     Preceding Collection Period                                          0.002%
     Current Collection Period                                            0.006%
     Three Month Average                                                  0.003%